UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

COCA-COLA BOTTLING CO. CONSOLIDATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 9, 2017.

Meeting Information COCA-COLA BOTTLING CO. CONSOLIDATED

Meeting Type: Annual Meeting

For holders as of: March 13, 2017

Date: May 9, 2017 Time: 9:00 a.m., EDT Location: Corporate Center 4100 Coca-Cola Plaza Charlotte, NC 28211

For directions please call: (704) 557-4400

You are receiving this communication because you hold shares in the company named above.

Coca-Cola BOTTLING CO. CONSOLIDATED

COCA-COLA BOTTLING CO. CONSOLIDATED

4100 COCA-COLA PLAZA CHARLOTTE, NC 28211-3481

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice of Annual Meeting and Proxy Statement 2. Annual Report

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Please bring this notice, or other evidence of stock ownership as of the record date, and a suitable form of personal photo identification for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance.

P86713 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the - box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E17421 Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

Coke Consolidated’s Board of Directors recommends you

vote FOR ALL of the following nominees:

1. Election of Directors

4. Approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2016.

Nominees:

01) J. Frank Harrison, III

02) Sharon A. Decker

03) Morgan H. Everett

07) Umesh M. Kasbekar

08) Jennifer K. Mann

09) James H. Morgan

5. Vote, on an advisory basis, on the frequency of future advisory votes to approve the Company’s named executive officer compensation.

04) Henry W. Flint

10) John W. Murrey, III

05) James R. Helvey, III

06) William H. Jones

11) Sue Anne H. Wells

12) Dennis A. Wicker

6. Approval of the Coca-Cola Bottling Co. Consolidated Amended and Restated Annual Bonus Plan.

Coke Consolidated’s Board of Directors recommends you vote FOR proposals 2, 3, 4, 6 and 7 and “Every Three Years” for proposal 5:

7. Approval of the Coca-Cola Bottling Co. Consolidated Amended and Restated Long-Term Performance Plan.

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2017.

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

3. Approval of the amendment to the Company’s Restated Certificate of Incorporation to reduce the required minimum number of directors and eliminate the maximum number of directors on the Board.

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